UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number    811-21237

                    Unified Series Trust
(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300
Indianapolis, IN                                             46208
(Address of principal executive offices)     (Zip code)

Christopher E. Kashmerick
Huntington Asset Services, Inc.
2960 N. Meridian St. Suite 300
Indianapolis, IN 46208
(Name and address of agent for service)

Registrant's telephone number, including area code:  317-917-7000

Date of fiscal year end:      03/31

Date of reporting period:  9/30/10

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

DEAN FUNDS

Small Cap Value Fund
Large Cap Value Fund

Semi-Annual Report

September 30, 2010

Fund Adviser:

Dean Investment Associates LLC
3500 Pentagon Blvd., Suite 200
Beavercreek, Ohio. 45431

Toll Free 1-888-899-8343

Dean Small Cap Value Fund (DASCX)

Management’s Discussion & Analysis – Semi-annual Report 9/30/10

The Dean Small Cap Value Fund was up +0.42% net of fees for the six months ended September 30, 2010, compared with a -1.90% return for the Russell 2000 Value Index and a +0.25% return for the Russell 2000 Index.

Macro Factors Impacting Performance

In the last six-month period, growth companies, such as those with high estimated growth rates outperformed value companies, such as those with low price to earnings ratios. We don’t chase companies that have extremely high growth rates if we feel the market is overpaying for that growth, so this factor was a slight headwind during the six-month period.

As various interest rate levels hit all time lows, companies with high dividend yields performed well.  We typically favor companies that pay a dividend; however, the best performing high yielding stocks in the last six months were those of Utility companies and Real Estate Investment Trusts (REITS).  We have been underweight both industries as we feel they are expensive on normalized earnings power as a result of the demand from yield seeking investors, so yield as a positive performance factor was also a slight headwind during the last six months.

We more than compensated for these macro headwinds through superior stock selection which allowed us to beat both our benchmark Russell 2000 Value Index as well as the broader Russell 2000 Index for the period.

Sector Performance

The best performing sector in the fund for the six-month period was Energy.  We benefited from both our overweight in the sector as well as from our stock selection.  We took advantage of fears about future exploration and production in the Gulf of Mexico stemming from the BP oil spill, as well as apprehension regarding a double-dip recession, to add to our Energy names.  As the BP oil spill eventually came under control and fears of a double-dip receded, our Energy names rallied.

The second best performing sector in the fund was Consumer Staples.  Similar to the Energy sector, we benefited from both an overweight as well as superior stock selection.  We increased our weight in Consumer Staple companies in the last half of 2009 and the first quarter of 2010 when they were lagging the market relative to more cyclical companies.  When the market sold off from late April to August, our Consumer Staples stocks held up well relative to the market.

The worst performing sector in the fund for the last six months was Information Technology.  Even though our stock selection was better than the index, being underweight the sector was detrimental to our performance.  There were many acquisitions, (and rumored acquisitions), in the Technology space in the last six months and this drove a great deal of the performance in this sector.  We did participate in the acquisition spree with one company, ADC Telecom (ADCT), which was acquired by Tyco Electronics in the period.  We owned both the common equity and a convertible bond, but this one acquisition was not enough to overcome our underweight in the sector.

The second worst performing sector in the fund was Telecommunication Services.  All of this underperformance was due to one stock, Neutral Tandem (TNDM).  TNDM provides tandem interconnection services to competitive carriers, including wireless, wireline, cable telephony and Voice over Internet Protocol companies.  Increased competition and pricing pressure have hurt TNDM’s normalized earnings power.  We exited the stock on the deterioration in fundamentals and the permanently impaired normal earnings.

Individual Securities Performance

The largest contributing company in the period was ADC Telecom (ADCT).  Swiss-based Tyco Electronics acquired ADCT for $1.25 billion.  ADCT is a manufacturer of network infrastructure equipment used by telecom carriers, cable providers, broadcasters, and large enterprises.  The purchase price equated to $12.75 per share in cash and was a 44% premium to ADCT’s stock price before the announcement.  We held a 1.5% position in the ADCT common equity and a 2% position in an ADCT convertible bond prior to the acquisition.  We sold out of both securities on the acquisition announcement.

The second largest contributing stock was Forest Oil (FST).  FST is an energy exploration and production company with exposure to natural gas.  It has been improving its balance sheet by selling non-strategic assets and paying down debt.  We believe Forest has undervalued natural gas assets, and even though we have sold a portion of our position on this period’s outperformance, we still hold a sizeable position.

The largest detracting stock in the period was Tekelec (TKLC).  Tekelec provides telecommunications network systems and software applications worldwide. In its first quarter earnings report, Tekelec beat the analysts’ expectations for the quarter, but it lowered its full year guidance below analysts’ expectations.  Part of the guidance reduction came from two acquisitions.  While being a good strategic fit and benefit in the long run, these acquisitions will be dilutive to earnings in the short run.  Investors sold the stock on the lowered guidance.  We initially held our weight in the stock and then took advantage of a bounce in price to exit the position as we believed the risk had increased in the company.

The second largest detracting stock was EnergySolutions (ES).  ES provides technology based nuclear services to government and commercial customers in the United States and internationally.  It owns and operates the world’s largest low-level radioactive waste disposal facility.  We believe that this unique asset makes ES a leader in this niche business.  Unfortunately, it has been one disappointment after another with the company struggling to find its way.  In February the CEO resigned; in July, ES had to alter its international growth strategy when the US passed a Bill that prevented importing foreign nuclear waste; and in September, the CFO left the company while ES discontinued its dividend.  Even though ES owns and operates a unique and valuable asset, there is too much risk and uncertainty with the business, so we exited our position.

Current Positioning and Opportunities

Our largest overweight currently is in the Energy sector.  We took advantage of fears about future exploration and production in the Gulf of Mexico stemming from the BP oil spill, as well as apprehension regarding a double-dip recession, to add to our Energy names.  Our largest underweight is now in Financials, as we have taken some weight out of the sector due to its big move up at the beginning of the year as well as concerns about the flattening yield curve and lingering credit issues.

We have been finding some opportunities in the Technology space to fill the void left by our ADCT takeout.  We continue to believe there are still high-quality companies being neglected by the market and that having exposure to these types of companies will produce solid risk-adjusted returns over time.

Thank you for your continued confidence in Dean.

Performance Summary

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted.  For more information on the Dean Small Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

*     Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**The Russell 2000 and Russell 2000 Value Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees.  The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Comparison of the Change in Value of a $10,000 Investment in the Dean Small Cap Value Fund, the Russell 2000 Index and the Russell 2000 Value Index

Dean Small Cap Value Fund - $18,169
Russell 2000 Index - $14,796
Russell 2000 Value Index - $21,028
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Value
Past Performance is not predictive of future performance
Sep-00
Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10
Sep-10
Date

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell 2000 Index and the Russell 2000 Value Index on September 30, 2000 and held through September 30, 2010.

The Russell 2000 Index and the Russell 2000 Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  For more information on the Dean Small Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

 You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Indianapolis, IN 46208, Member FINRA.

Dean Large Cap Value Fund (DALCX)

Management’s Discussion & Analysis – Semi-annual Report 9/30/10

We have suffered through a rough patch since the end of the first quarter this year.  The Dean Large Cap Value Fund was down - 6.77% net of fees in the six-month period ending September 30, 2010.  This compares unfavorably with the benchmark Russell 1000 Value Index total return of -2.14%.  While such an outcome is never welcome, periods of weakness seem to be inevitable.  Many times the best time to invest in a stock or mutual fund is after a period of underperformance.  We hope and expect this to be such a time for the Dean Large Cap Value Fund.

Macro Factors Impacting Performance

The Dean Large Cap Value Fund suffered from many headwinds in this six-month period just ended.  Despite relatively defensive positioning, we lagged considerably behind our benchmark and peers.  The drivers of this underperformance included several stylistic attributes.  These factors included market capitalization variances and attributes of our conservative value investment style.

The Russell 1000 Index can be broken down into the Russell 200 Index for the largest market capitalizations and the Russell Midcap Index for the remaining 800 companies.  The large caps lagged the mid caps by almost 5% from the end of the first through the third quarter of 2010.  Because consistently over 80% of the Dean Large Cap Value Fund holdings fall within the Russell 200 capitalization range, this large cap bias was very unfavorable for our relative performance.

In Addition, within large cap stocks the value style underperformed growth by over 2% in the period.  The Russell 200 Value Index was down -3.7% while its growth counterpart was down -1.5%.  There were similar value/growth performance differences throughout the market cap spectrum.  Other traditional Dean Large Cap Value Fund style factors such as low stock valuation, modest growth expectations and lower volatility (a measure of risk) were heavily unfavorable to our strict value approach these last six months.

Sector Performance

The strategy’s best sector during the period was Energy.  The Energy sector was the portfolio’s largest overweight position relative to our benchmark.  It was also one of the better performing sectors in the period.  Stock selection in this group was also strong with outperformance from ConocoPhillips (COP), Chevron (CVX) and Murphy Oil (MUR) among others.  The weakening U.S. dollar in the face of potentially more Federal Reserve quantitative easing leads to higher prices of commodities in dollar terms.  This rising tide helps all boats in commodity based industries such as those in the Energy sector.

The fund’s second largest contributing sector was Materials.  That outperformance was driven by our investment in Freeport-McMoran Copper & Gold (FCX).  We purchased the stock in July based on what we felt were overstated fears of a double-dip recession as well as the opportunity presented by a stock that did not fully reflect the recent and expected inflation in copper and gold prices.  See further discussion below.

The Industrials Sector was the portfolio’s worst in the six months ended September 30, 2010.  Both allocation and selection were detractors from relative performance.  Specifically, the large overweight in Aerospace & Defense holdings had the greatest impact.  Lockheed Martin (LMT) and L-3 Communications (LLL) both contributed significantly to the weakness.  Fear over the federal deficit and winding down of operations in Iraq and eventually Afghanistan fanned the flames in this group.  Both are genuine risk factors, but neither is new information.  It seems likely that the price punishment is far overdone and the holdings represent excellent risk/rewards at current levels.

The Health Care sector was the portfolio’s second worst group.  Both allocation and selection were negative.  The biggest contribution to the relative weakness was the overweight in Health Care Equipment & Services.  Specifically, Medtronic (MDT) and Stryker (SYK) were weak, down -24.6% and -12.0% in the period, respectively.  See more discussion on Medtronic and the Health Care sector below.

The Utility sector was also a detractor from performance in this period.  After having lagged the broad market recovery, the group bounced to the lead as fear of the European debt crisis and a double dip recession swept the market beginning in the second quarter of 2010.  This strong performance by the Utility sector was a negative factor since we did not own any public utilities in the period (as further explained below).

Individual Securities Performance

ConocoPhillips (COP) was Dean Large Cap Value’s best absolute contributor to performance in the period.  COP is a “super major” international integrated energy company.  This past summer they beat earnings estimates and announced the sale of their position in Lukoil.  Also they are executing very well on their redirected strategy of divesting non-core assets and using the proceeds to pay down debt, raise the dividend and buy back shares.  Also, commodity prices and commodity production companies are benefiting from the Federal Reserve quantitative easing expectations (QE2) and resultant dollar weakness and commodity inflation.

The second best stock in the last six months was Freeport-McMoran Copper & Gold (FCX).  FCX is the world’s largest publicly traded copper producer with about 12% of global output.  Freeport’s fortunes rely considerably on the market price for copper and gold as the name implies.  Copper’s price reflects both bullish investor expectations for the global economy (particularly China and other emerging markets) as well as inflation expectations due to unprecedented monetary stimulus from the U.S. Federal Reserve.  FCX has benefited from the continued bull market in commodity metals, led by gold and copper.

Medtronic (MDT) was the fund’s worst performing stock.  MDT’s total return was -24.6% in the six month period.  MDT is one of the world’s largest medical device companies.  Medtronic’s implantable products include pacemakers, defibrillators, heart valves, stents, insulin pumps, and artificial spinal discs.  Medtronic reported a lower than expected second quarter earnings and lowered guidance for the fiscal year.  The company has been affected by erosion in patient volumes as well as unfavorable currency movements.  In the face of higher unemployment and higher out-of-pocket costs and deductibles for employees, it seems patients have been delaying or forgoing nonacute care.  We continue to feel positive about the investment opportunity in MDT, as most of the negative issues are transitory and should greatly improve with the gradually improving economy.

The second worst holding in the last six months is L-3 Communications (LLL).  L-3 Communications is a defense contractor that provides high-technology products and systems, primarily to the U.S. government.  It offers aircraft maintenance and modernization, command, control, communications, intelligence, surveillance and reconnaissance systems, and government services.  The U.S defense budget expanded considerably in the last ten years.  Given the current budget deficits, the growing magnitude of the national debt, social security and Medicare fiscal problems, it seems something will have to give.  Part of the equation will likely be reduced national defense spending.  However, the speed and degree of defense spending reductions will likely have much less impact on the value of L-3 Communications than current valuations would imply.

Current Positioning and Opportunities

The Dean Large Cap portfolio is overweight Energy, Health Care and Information Technology sectors.

The principal opportunity in the Energy space is in the large integrated oil and gas companies such as ConocoPhillips (COP), Chevron (CVX) and Exxon Mobile (XOM).  As discussed above, COP and CVX have done very well recently and thus the risk/reward is less favorable.  It is a space that we have recently reduced exposure to in light of the relative price performance.

We hold a large weight in the Health Care sector.  This is due to the overweight in Health Care Equipment & Services industry group.  The two medical equipment stocks we hold in this group are Stryker (SYK) and Medtronic (MDT).  Both companies represent excellent value opportunities.  They are trading well below historical and market valuation levels on current and normal earning power, despite having significantly better than average business characteristics and financial position.  The opportunity exists due to fear over the impact of the recently passed health care legislation and modest cyclical pressures on sales and margins.

Information Technology is one of the worst performing large cap sectors in 2010 year-to-date.  This weakness occurred despite the Windows7/Office 2010 PC product cycle performing well, seemingly with legs to run deep into 2011.  In the near term, consumers have been slow to upgrade and have plowed their limited spending to mobile handsets and other electronic gadgetry instead of PC’s.  Additionally, while commercial PC sales have been good, they are constrained by the continued weak employment picture.  Longer term, the maturation of the market, combined with a mix shift to increasingly powerful mobile handsets and tablet computers, pose significant challenges for growth.  All this being said, even with conservative GDP level growth expectations the space has a great deal of investment opportunity.  Growth has slowed and that is likely a secular trend.  However, the technology space continues to have some of the highest quality businesses based upon returns on invested capital, free cash generation, large net cash balance sheets and meaningful growth opportunities.  All these positive factors exist while several trade at significant discounts to historical valuations and the overall market.

We continue to be significantly underweight the Financials sector in the Dean Large Cap Value portfolio.  While we view the space as unusually volatile and that great care must be exercised, we have not avoided the opportunities that do exist.  The portfolio holds approximately 16% of assets in the Financials sector.  In fact, while the sector is our largest underweight relative to the Russell 1000 Value Index benchmark, Financials are our third largest sector allocation overall and in line with the core Russell 1000 Index.

Utilities have had strong relative performance in recent months.  Despite weakness since the market bottom in 2009, we maintained a large underweight in the group.  This is somewhat contrary to our price-driven investment nature.  The reason for this is two-fold.  First the group enjoyed nearly five years of outperformance preceding this market recovery.  The relative weakness in the first year of the stock market recovery of 2009/10 was not enough to create the value opportunities we hunt for.  Secondly, we strive to invest in high quality businesses.  While many large public utilities are not necessarily bad businesses, and we will own some from time to time, on average they exhibit weaker long term fundamental characteristics.  As such, the hurdle for an overweight allocation, or even a market weight, is higher.  Most utility stock prices and valuation levels do not fit within our price-driven strategy at this time.

Thank you for your continued confidence in Dean.

Performance Summary

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted.  For more information on the Dean Large Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

 You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

*     Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**The Russell 1000 and Russell 1000 Value  Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees.  The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Comparison of the Change in Value of a $10,000 Investment in the Dean Large Cap Value Fund, the Russell 1000 Index and the Russell 1000 Value Index

Dean Large Cap Value Fund - $9,880
Russell 1000 Index - $9,793
Russell 1000 Value Index - $12,914
Value
$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
Past Performance is not predictive of future performance
Sep-00
Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10
Sep-10
Date

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell 1000 Index and the Russell 1000 Value Index on September 30, 2000 and held through September 30, 2010.

The Russell 1000 Index and the Russell 1000 Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  For more information on the Dean Large Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Indianapolis, IN 46208, Member FINRA.

DEAN SMALL CAP VALUE FUND HOLDINGS  -  (UNAUDITED)

DEAN SMALL CAP VALUE FUND HOLDINGS - (UNAUDITED)

Dean Small Cap Value Fund Portfolio Analysis as of September 30, 2010[1]
Financial Services
Industrials
Energy
Consumer Discretionary
Technology
Health Care
Consumer Staples
Materials & Processing
Producer Durables
Money Market
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%

1As a percent of total investments.

DEAN LARGE CAP VALUE FUND HOLDINGS  -  (UNAUDITED)

Dean Large Cap Value Fund Portfolio Analysis as of September 30, 2010[1]
Energy
Financial Services
Health Care
Consumer Staples
Industrials
Technology
Materials & Processing
Utilities
Consumer Discretionary
Services
Money Market
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%

1As a percent of total investments.

PORTFOLIO HOLDINGS -  (UNAUDITED)

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov.  In addition, the Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT THE FUNDS’ EXPENSES -  (UNAUDITED)

As a shareholder of each Fund, you incur ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning and held for the six month period, April 1, 2010 to September 30, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Dean Small Cap Value Fund	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period April 1, 2010 – September 30, 2010*
Actual	$1,000.00	$1,004.18	$7.54
Hypothetical**	$1,000.00	$1,017.55	$7.59

*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).
** Assumes a 5% return before expenses.

Dean Large Cap Value Fund	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period April 1, 2010 – September 30, 2010*
Actual	$1,000.00	$932.25	$7.27
Hypothetical**	$1,000.00	$1,017.55	$7.59

*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).
** Assumes a 5% return before expenses.

DEAN FUNDS
DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
September 30, 2010
(Unaudited)

Shares	COMMON STOCKS - 90.51%	Value

	Ball & Roller Bearings - 0.97%
5,865	Kaydon Corp.	$202,929

	Bituminous Coal & Lignite Surface Mining - 0.95%
10,870	Cloud Peak Energy, Inc. *	198,378

	Blankbooks, Looseleaf Binders, & Bookbinding & Related Works - 0.93%
10,075	Deluxe Corp.	192,735

	Book Printing - 0.92%
13,460	Courier Corp.	191,401

	Calculating & Accounting Machines (No Electronic Computers) - 0.99%
6,660	Diebold, Inc.	207,059

	Computer Communications Equipment - 1.06%
12,535	QLogic Corp. *	221,117

	Converted Paper & Paperboard Products (No Containers/Boxes) - 1.15%
7,560	Bemis Company, Inc.	240,030

	Crude Petroleum & Natural Gas - 4.04%
13,495	Berry Petroleum Co. - Class A	428,196
13,910	Forest Oil Corp. *	413,127
		841,323

	Cutlery, Handtools & General Hardware - 0.95%
4,270	Snap-on, Inc.	198,598

	Drawing & Insulating Non Ferrous Wire - 1.57%
12,025	General Cable Corp. *	326,118

	Electric Services - 2.92%
29,940	Portland General Electric Co.	607,183

	Electric Work - 0.92%
7,815	EMCOR Group, Inc. *	192,171

	Financials - Diversified Investments - 1.49%
14,480	Solar Capital Ltd.	310,596

	Fire, Marine & Casualty Insurance - 2.15%
10,230	Greenlight Capital Re., Ltd. - Class A *	255,955
7,350	HCC Insurance Holdings, Inc.	191,761
		447,716

	Hazardous Waste Management - 1.02%
42,085	EnergySolutions, Inc.	211,688

	Ice Cream & Frozen Desserts - 3.05%
62,275	Dean Foods Co. *	635,828

	In Vitro & In Vivo Diagnostics Substances - 1.18%
12,370	Immucor, Inc. *	245,297

	Industrial Instruments For Measurement, Display, & Control - 1.50%
17,315	MKS Instruments, Inc. *	311,324

	Industrial Trucks Tractors Trailers & Stackers - 1.32%
12,010	Terex Corp. *	275,269

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - continued
September 30, 2010
(Unaudited)

Shares	COMMON STOCKS - 90.51% - continued	Value

	Laboratory Analytical Instruments - 1.01%
4,325	Beckman Coulter, Inc.	$211,017

	Life Insurance - 2.50%
20,840	Delphi Financial Group, Inc. - Class A	520,792

	Mineral Royalty Traders - 0.97%
4,040	Royal Gold, Inc.	201,354

	Miscellaneous - Business Credit Institution - 0.90%
35,030	CapitalSource, Inc.	187,060

	Miscellaneous Industrial & Commercial Machinery & Equipment - 0.92%
6,345	Curtiss-Wright Corp.	192,253

	Miscellaneous - Manufacturing Industries - 1.02%
7,255	Brady Corp. - Class A	211,628

	National Commercial Banks - 8.58%
22,255	Centerstate Banks, Inc.	190,948
29,255	First Financial Bancorp	487,973
17,754	First Horizon National Corp. *	202,577
21,885	FirstMerit Corp.	400,933
83,920	Synovus Financial Corp.	206,443
36,335	Whitney Holdings Corp.	296,857
		1,785,731

	Oil & Gas Field Exploration Services - 1.00%
9,050	Energy XXI (Bermuda) Ltd. *	209,145

	Oil & Gas Field Machinery & Equipment - 2.03%
20,565	Bolt Technology Corp. *	210,791
17,550	Tesco Corp.	211,127
		421,918

	Oil & Gas Services - 2.18%
35,635	Cal Dive International, Inc. *	194,923
9,695	Superior Energy Services, Inc. *	258,760
		453,683

	Orthopedic, Prosthetic & Surgical Appliances & Supplies - 2.18%
27,905	Medical Action Industries, Inc. *	252,540
6,040	STERIS Corp.	200,649
		453,189

	Petroleum Refining - 1.03%
16,020	Tesoro Corp.	214,026

	Pharmaceutical Preparations - 1.01%
21,285	Prestige Brands Holdings, Inc. *	210,509

	Plastics Products - 1.01%
24,380	Myers Industries, Inc.	209,424

	Primary Smelting & Refining of Nonferrous Metals - 1.27%
26,865	Horsehead Holding Corp. *	265,158

	Radio & TV Broadcasting & Communications Equipment - 1.56%
17,415	EMS Technologies, Inc. *	324,441

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - continued
September 30, 2010
(Unaudited)

Shares	COMMON STOCKS - 90.51% - continued	Value

	Retail - Eating Places - 0.95%
10,155	Red Robin Gourmet Burgers Inc. *	$199,140

	Retail - Eating & Drinking Places - 2.03%
9,710	Jack in the Box, Inc. *	208,182
26,670	Sonic Corp. *	215,494
		423,676

	Retail - Miscellaneous Shopping Goods Stores - 1.04%
11,415	Cabela's, Inc. *	216,657

	Retail - Variety Stores - 0.87%
4,390	BJ's Wholesale Club, Inc. *	182,185

	Savings Institution, Not Federally Chartered - 0.92%
16,480	First Niagara Financial Group, Inc.	191,992

	Secondary Smelting & Refining of Non Ferrous Metals - 0.97%
6,685	OM Group, Inc. *	201,352

	Security Brokers, Dealers & Flotation Companies - 1.97%
35,630	Calamos Asset Management, Inc. - Class A	409,745

	Security & Commodity Brokers, Dealers, Exchanges & Services - 0.91%
26,305	MF Global Holdings Ltd. *	189,396

	Semiconductors & Related Devices - 1.06%
28,915	Zoran Corp. *	220,911

	Services - Business Services - 0.98%
6,110	Lender Processing Services, Inc.	203,035

	Services - Computer Integrated Systems Design - 1.96%
4,665	CACI International, Inc. - Class A *	211,138
14,495	Sykes Enterprises, Inc. *	196,842
		407,980

	Services - Computer Processing & Data Preparation - 1.47%
16,740	CSG Systems International, Inc. *	305,170

	Services - Direct Mail Advertising Services - 1.03%
18,475	Harte-Hanks, Inc.	215,603

	Services - Educational Services - 0.94%
9,080	Career Education Corp. *	194,948

	Services - Equipment Rental & Leasing - 1.99%
18,510	Rent-A-Center, Inc.	414,254

	Services - Management Consulting Services - 1.18%
7,070	FTI Consulting, Inc. *	245,258

	Services - Personal Services - 0.96%
10,485	Regis Corp.	200,578

	Services - Racing, Including Track Operations - 0.90%
7,680	International Speedway Corp. - Class A	187,392

	State Commercial Banks - 3.79%
22,620	Associated Banc-Corp	298,358
10,315	Columbia Banking System, Inc.	202,690
5,750	IBERIABANK Corp.	287,385
		788,433

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - continued
September 30, 2010
(Unaudited)

Shares	COMMON STOCKS - 90.51% - continued	Value

	Steel Works, Blast Furnaces, Rolling Mills - 0.98%
14,110	Commercial Metals Co.	$204,454

	Trucking (Local) - 0.99%
8,495	Arkansas Best Corp.	205,834

	Wholesale - Computer & Peripheral Equipment & Software - 0.97%
5,010	Tech Data Corp. *	201,903

	Wholesale - Farm Product Raw Material - 1.04%
52,325	Alliance One International, Inc. *	217,149

	Wholesale - Groceries & Related Products - 1.31%
8,810	Core-Mark Holding Co., Inc. *	272,758

	Women's, Misses', & Juniors Outerwear - 1.05%
11,125	Jones Apparel Group, Inc.	218,495

	TOTAL COMMON STOCKS (Cost $17,565,068)	18,846,386

	MONEY MARKET SECURITIES - 4.36%
79,099	AIM STIT-Liquid Assets Portfolio - Class P, 0.23% (a)	79,099
829,000	AIM STIT-STIC Prime Portfolio - Class I, 0.15% (a)	829,000

	TOTAL MONEY MARKET SECURITIES (Cost $908,099)	908,099

Principal
Amount
	CONVERTIBLE CORPORATE BONDS - 4.66%
214,000	Chemed Corp., 1.875%, 5/15/2014	$205,975
145,000	Enzon Pharmaceutical, 4.00%, 6/1/2013	182,700
170,000	International Coal Group, 4.00%, 4/1/2017	197,200
204,000	LifePoint Hospitals, Inc., 3.50%, 5/15/2014	204,000
188,000	Pantry, Inc., 3.00%, 11/15/2012	180,245

	TOTAL CONVERTIBLE CORPORATE BONDS (Cost $897,789)	970,120

	TOTAL INVESTMENTS (Cost $19,370,956) - 99.53%	$20,724,605

	Other assets less liabilities - 0.47%	96,852

	TOTAL NET ASSETS - 100.00%	$20,821,457

* Non-income producing securities.
(a) Variable rate security; the money market rate shown represents the rate at September 30, 2010.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
DEAN LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
September 30, 2010
(Unaudited)

Shares	COMMON STOCKS - 99.21%	Value

	Beverages - 2.27%
3,033	PepsiCo, Inc.	$201,513

	Biological Products - 2.29%
3,683	Amgen, Inc. *	202,970

	Books: Publishing or Publishing and Printing - 2.07%
5,555	McGraw-Hill Companies, Inc.	183,648

	Computer & Office Equipment - 2.61%
5,487	Hewlett-Packard Co.	230,838

	Converted Paper & Paperboard Products - 1.63%
2,223	Kimberly-Clark Corp.	144,606

	Crude Petroleum & Natural Gas - 4.35%
2,433	Apache Corp.	237,850
2,289	Devon Energy Corp.	148,190
		386,040

	Electromedical & Electrotherapeutic Apparatus - 2.72%
7,195	Medtronic, Inc.	241,608

	Electronic & Other Electrical Equipment ( No Computer Equip.) - 2.46%
13,425	General Electric Co.	218,156

	Fire, Marine & Casualty Insurance - 2.31%
6,496	Allstate Corp.	204,949

	Guided Missiles & Space Vehicles & Parts - 1.88%
2,340	Lockheed Martin Corp.	166,795

	Hospital & Medical Service Plans - 2.30%
5,810	UnitedHealth Group, Inc.	203,989

	Insurance Agents Brokers & Services - 1.45%
3,340	MetLife, Inc.	128,423

	Metal Mining - 1.79%
1,855	Freeport-McMoRan Copper & Gold Inc.	158,398

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
DEAN LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS - continued
September 30, 2010
(Unaudited)

Shares	COMMON STOCKS - 99.21% - continued	Value

	National Commercial Banks - 7.85%
9,844	Bank of America Corp.	$129,055
7,829	JPMorgan Chase & Co.	298,050
5,280	U.S. Bancorp	114,154
6,150	Wells Fargo & Co.	154,549
		695,808

	Oil & Gas Field Machinery & Equipment - 1.85%
3,846	Baker Hughes, Inc.	163,840

	Petroleum Refining - 12.34%
4,100	Chevron Corp.	332,305
7,094	ConocoPhillips	407,408
4,255	Exxon Mobil Corp.	262,916
1,474	Murphy Oil Corp.	91,270
		1,093,899

	Pharmaceutical Preparations - 7.47%
7,540	Eli Lilly & Co.	275,436
3,056	Johnson & Johnson	189,350
11,505	Pfizer, Inc.	197,541
		662,327

	Pumps & Pumping Equipment - 2.86%
5,422	ITT Corp.	253,912

	Radio & TV Broadcasting & Communications Equipment - 2.83%
3,477	L-3 Communications Holdings, Inc.	251,283

	Retail - Drug Stores and Proprietary Stores - 2.06%
5,799	CVS Caremark Corp.	182,495

	Retail - Radio TV & Consumer Electronics Stores - 2.27%
4,920	Best Buy Co., Inc.	200,884

	Retail - Variety Stores - 2.00%
3,315	Wal-Mart Stores, Inc.	177,419

	Semiconductors & Related Devices - 2.49%
11,490	Intel Corp.	220,953

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
DEAN LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS - continued
September 30, 2010
(Unaudited)

Shares	COMMON STOCKS - 99.21% - continued	Value

	Services - Advertising Agencies - 2.26%
5,077	Omnicom Group, Inc.	$200,440

	Services - Computer Integrated Systems Design - 2.58%
4,978	Computer Sciences Corp.	228,988

	Services - Prepackaged Software - 2.97%
10,745	Microsoft Corp.	263,145

	Ship & Boat Building & Repairing - 2.17%
3,057	General Dynamics Corp.	192,010

	Specialty Cleaning, Polishing and Sanitation Preparations - 1.48%
1,969	Clorox Co.	131,450

	State Commercial Banks - 4.47%
3,641	Northern Trust Corp.	175,642
5,865	State Street Corp.	220,876
		396,518

	Surgical & Medical Instruments & Apparatus - 3.49%
6,192	Stryker Corp.	309,910

	Telephone Communications (No Radiotelephone) - 3.55%
4,770	AT&T, Inc.	136,422
5,475	Verizon Communications, Inc.	178,430
		314,852

	Wholesale - Groceries & Related Products - 2.09%
6,496	Sysco Corp.	185,266

	TOTAL COMMON STOCKS (Cost $8,712,511)	8,797,332

	MONEY MARKET SECURITIES - 0.87%
77,587	AIM STIT-STIC Prime Portfolio - Class I, 0.15% (a)	77,587

	TOTAL MONEY MARKET SECURITIES (Cost $77,587)	77,587

	TOTAL INVESTMENTS (Cost $8,790,098) - 100.08%	$8,874,919

	Liabilities in excess of other assets - (0.08)%	(7,398)

	TOTAL NET ASSETS - 100.00%	$8,867,521

* Non-income producing securities.
(a) Variable rate security; the money market rate shown represents the rate at September 30, 2010.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
STATEMENTS OF ASSETS & LIABILITIES
September 30, 2010
(Unaudited)
	Small Cap	Large Cap
	Value Fund	Value Fund

ASSETS
Investment in securities:
At cost	$19,370,956	$8,790,098
At value	$20,724,605	$8,874,919

Receivable for securities sold	$211,890	$391,251
Dividends receivable	28,057	11,247
Receivable for fund shares sold	15,275	-
Interest receivable	12,035	11
Receivable from Adviser (a)	-	2,894
Prepaid expenses	13,063	12,020
TOTAL ASSETS	21,004,925	9,292,342

LIABILITIES
Payable for securities purchased	163,841	400,946
Payable to Administrator	4,271	5,183
Payable to trustees & officers	1,319	1,317
Payable to Adviser (a)	7,319	-
Accrued expenses	6,718	17,375
TOTAL LIABILITIES	183,468	424,821

NET ASSETS	$20,821,457	$8,867,521

Net assets consist of:
Paid in capital	$23,400,562	$14,741,656
Accumulated undistributed net investment income	291,130	99,874
Accumulated net realized gains (losses) from security
transactions	(4,223,884)	(6,058,830)
Net unrealized appreciation (depreciation) on investments	1,353,649	84,821

NET ASSETS	$20,821,457	$8,867,521

Shares of beneficial interest outstanding (unlimited
numbers of shares authorized)	2,166,729	961,675

Net asset value, offering, and redemption price per share	$9.61	$9.22

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended September 30, 2010
(Unaudited)

	Small Cap	Large Cap
	Value Fund	Value Fund

Investment Income
Dividends (Net of foreign tax withheld of $11 for Small Cap)	$144,247	$130,461
Interest	30,567	136
Total Income	174,814	130,597

Expenses
Investment advisory fees (a)	95,019	57,452
Administration expenses	51,952	39,281
Legal expenses	9,887	10,588
Registration expenses	9,500	9,589
Custody expenses	8,552	4,884
Audit expenses	6,809	6,809
Trustees expenses	4,711	4,709
CCO expenses	3,815	3,816
Pricing expenses	2,133	1,990
Miscellaneous expenses	1,383	1,362
Insurance expenses	650	651
Printing expenses	591	394
24F-2 fees	66	-
Total Expenses	195,068	141,525
Fees waived and expenses reimbursed by Adviser (a)	(52,539)	(55,346)
Net Expenses	142,529	86,179

Net Investment Income	32,285	44,418

Realized & Unrealized Gain (Loss)
Net realized gains (losses) on security transactions	1,159,075	(455,799)
Change in unrealized appreciation (depreciation) on investments	(1,051,339)	(711,038)
Net realized & unrealized gains (losses) on investments	107,736	(1,166,837)

Net increase (decrease) in net assets resulting from operations	$140,021	$(1,122,419)

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
	Small Cap Value Fund
	Six Months Ended September 30, 2010 (Unaudited)	Year Ended March 31, 2010
Increase (Decrease) in Net Assets from:
Operations
Net investment income (loss)	$32,285	$242,701
Net realized gains (losses) from security transactions	1,159,075	1,265,355
Change in unrealized appreciation (depreciation) on investments	(1,051,339)	7,231,116
Net increase (decrease) in net assets from operations	140,021	8,739,172

Distributions
From net investment income	-	(161,826)
Decrease in net assets from distributions to shareholders	-	(161,826)

Capital Share Transactions

Proceeds from shares sold	1,866,141	986,097
Reinvestment of distributions	-	159,822
Amounts paid for shares redeemed	(150,052)	(319,340)
Net increase (decrease) in net assets from capital share transactions	1,716,089	826,579

Total Increase (Decrease) in Net Assets	1,856,110	9,403,925

Net Assets
Beginning of period	18,965,347	9,561,422

End of period	$20,821,457	$18,965,347

Accumulated undistributed net investment income included in net assets	$291,130	$249,986

Capital Share Transactions
Shares sold	201,008	123,453
Shares issued in reinvestment of distributions	-	17,917
Shares redeemed	(15,863)	(41,622)
Net increase (decrease) in shares outstanding	185,145	99,748

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS - continued
	Large Cap Value Fund

	Six Months Ended	Year
	September 30,	Ended
	2010	March 31,
	(Unaudited)	2010
Increase (Decrease) in Net Assets from:
Operations
Net investment income (loss)	$44,418	$99,559
Net realized gains (losses) from security transactions	(455,799)	(224,534)
Change in unrealized appreciation (depreciation) on investments	(711,038)	5,379,292
Net increase (decrease) in net assets resulting from operations	(1,122,419)	5,254,317

Distributions
From net investment income	-	(128,145)
From capital gains	-	-
Decrease in net assets from distributions to shareholders	-	(128,145)

Capital Share Transactions
Proceeds from shares sold	98,083	265,249
Reinvestment of distributions	-	-
Amounts paid for shares redeemed	(4,325,856)	(395,251)
Net increase (decrease) in net assets from capital share transactions	(4,227,773)	(8,019)

Total Increase (Decrease) in Net Assets	(5,350,192)	5,118,153

Net Assets
Beginning of period	14,217,713	9,099,560

End of period	$8,867,521	$14,217,713

Accumulated undistributed net investment income included in net assets	$99,874	$55,456

Capital Share Transactions
Shares sold	10,647	32,049
Shares issued in reinvestment of distributions	-	12,813
Shares redeemed	(486,702)	(45,869)
Net increase (decrease) in shares outstanding	(476,055)	(1,007)

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

						For the Years ended

	For the Six Months Ended September 30,2010 (Unaudited)		March 31, 2010	March 31, 2009		March 31, 2008		March 31, 2007		March 31, 2006

Net asset value, beginning of period	$ 9.57		$ 5.08	$ 8.80		$ 15.71		$ 16.01		$ 14.33

Income (loss) from investment operations:
Net investment income (loss)	0.01		0.12	0.08		0.10		(0.07)		(0.11)
Net realized and unrealized gains (losses)
on investments	0.03		4.45	(3.68)		(3.17)		0.53		2.64
Total income (loss) from investment operations	0.04		4.57	(3.60)		(3.07)		0.46		2.53

Less distributions:
From net investment income	-		(0.08)	(0.10)		(0.01)		-		-
From net realized gains	-		-	(0.02)		(3.83)		(0.76)		(0.85)
Total distributions	-		(0.08)	(0.12)		(3.84)		(0.76)		(0.85)

Net asset value, end of period	$ 9.61		$ 9.57	$ 5.08		$ 8.80		$ 15.71		$ 16.01

Total Return (a)	0.42%	(e)	90.14%	-41.11%	(b)	-21.57%	(b)	2.95%	(b)	18.22%	(b)

Ratios and Supplemental Data

Net assets, end of period	$ 20,821,457		$ 18,965,347	$ 9,561,422		$ 15,141,843		$ 20,890,814		$ 19,007,165

Ratio of expenses to average net assets:
After fee waivers and/or expense
reimbursement by Adviser
and Administrator	1.50%	(f)	1.50%	1.50%	(d)	1.50%		1.83%		1.85%
Before fee waivers and/or expense
reimbursement by Adviser
and Administrator	2.05%	(f)	2.30%	2.42%		2.14%		2.16%		2.15%
Ratio of net investment income (loss) to average net assets:
After fee waivers and/or expense
reimbursement by Adviser
and Administrator	0.34%	(f)	1.58%	1.22%	(d)	0.77%		(0.45)%		(0.75)%
Before fee waivers and/or expense
reimbursement by Adviser
and Administrator	(0.21)%	(f)	0.78%	0.30%		0.13%		(0.78)%	(c)		(c)
Portfolio turnover rate	85%		165%	141%		85%		149%		48%

(a) Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b) Total returns shown exclude the effect of applicable sales loads.
(c) Ratios not presented prior to March 31, 2007.
(d) A portion of the waiver was related to 12b-1 expenses voluntarily waived by the Adviser, equal to 0.19% of average net assets.
(e) Not annualized.
(f) Annualized.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
LARGE CAP VALUE FUND
FINANCIAL HIGHLIGHTS (continued)
Per Share Data for a Share Outstanding Throughout Each Period

						For the Years ended

	For the SixMonths EndedSeptember 30, 2010 (Unaudited)		March 31, 2010	March 31, 2009		March 31, 2008		March 31, 2007		March 31, 2006

Net asset value, beginning of period	$ 9.89		$ 6.32	$ 10.65		$ 12.52		$ 11.40		$ 10.18

Income (loss) from investment operations:
Net investment income (loss)	0.04	(g)	0.07	0.15		0.18		(0.01)		(0.01)
Net realized and unrealized gains (losses)
on investments	(0.71)	(g)	3.59	(4.34)		(1.92)		1.13		1.23
Total income (loss) from investment operations	(0.67)		3.66	(4.19)		(1.74)		1.12		1.22

Less distributions:
From net investment income	-		(0.09)	(0.14)		(0.13)		-		-
Total distributions	-		(0.09)	(0.14)		(0.13)		-		-

Net asset value, end of period	$ 9.22		$ 9.89	$ 6.32		$ 10.65		$ 12.52		$ 11.40

Total Return (a)	-6.77%	(e)	57.97%	-39.52%		-14.02%	(b)	9.85%	(b)	11.98%	(b)

Ratios and Supplemental Data

Net assets, end of period	$ 8,867,521		$ 14,217,713	$ 9,099,560		$ 14,181,769		$ 16,875,525		$ 8,167,690

Ratio of expenses to average net assets:
After fee waivers and/or expense
reimbursement by Adviser
and Administrator	1.50%	(f)	1.50%	1.50%	(d)	1.50%		1.85%		1.85%
Before fee waivers and/or expense
reimbursement by Adviser
and Administrator	2.46%	(f)	2.39%	2.47%		2.23%		2.44%		2.73%
Ratio of net investment income (loss) to average net assets:
After fee waivers and/or expense
reimbursement by Adviser
and Administrator	0.77%	(f)	0.80%	1.73%	(d)	1.46%		(0.69)%		(0.07)%
Before fee waivers and/or expense
reimbursement by Adviser
and Administrator	(0.19)%	(f)	(0.09)%	0.76%		0.73%		(0.10)%			(c)
Portfolio turnover rate	11%		62%	77%		24%		124%		62%

(a) Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b) Total returns shown exclude the effect of applicable sales loads.
(c) Ratios not presented prior to March 31, 2007.
(d) A portion of the waiver was related to 12b-1 expenses voluntarily waived by the Adviser, equal to 0.19% of average net assets.
(e) Not annualized.
(f) Annualized.
(g) Per Average Share method.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2010 (Unaudited)

NOTE 1. Organization

The Dean Small Cap Value Fund (the “Small Cap Fund”) and the Dean Large Cap Value Fund (the “Large Cap Fund”) (each a “Fund” and, collectively the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”) on November 13, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).

The Large Cap Fund acquired all of the assets and liabilities of each of the Dean Large Cap Value Fund and the Dean Balanced Fund, each a series of the Dean Family of Funds (each “Predecessor Fund”, collectively, “Predecessor Funds”), in a tax-free reorganization at the close of business on March 30, 2007. In connection with this acquisition, Class A shares of the acquired funds were exchanged for shares of the Large Cap Value Fund. In the same reorganization, the Small Cap Fund acquired all of the assets and liabilities of the Dean Small Cap Value Fund, a series of Dean Family of Funds, and Class A shares of the acquired funds were exchanged for shares of the identically named Fund. The Small Cap Fund’s and Large Cap Fund’s predecessor each commenced operations on May 28, 1997. For the periods prior to March 31, 2007, the financial information included herein or incorporated by reference into these Financial Statements, including the Notes to the Financial Statements, is that of the predecessor Dean Small Cap Value and Dean Large Cap Value Class A shares. Prior to October 28, 2006, each of the Funds’ Predecessors offered Class C shares for purchase. On October 27, 2006, the Class C shares of each Predecessor Fund were reclassified to the Class A shares of each respective Predecessor Fund.

The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. The Funds are series of funds currently authorized by the Trustees. The investment adviser to each Fund is Dean Investment Associates, LLC (“Dean Investment Associates” or “Adviser”). In addition, the Adviser has retained Dean Capital Management, LLC (“DCM” or “Sub-Adviser”) to serve as sub-adviser to the Funds.  DCM is an affiliate of the Adviser. The investment objective of the Small Cap Fund and the Large Cap Fund is long-term capital appreciation and, secondarily, dividend income.

NOTE 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income tax. The Funds intend to qualify each year as “regulated investment companies” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of their taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

As of and during the six months ended September 30, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2006.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.  For bonds that miss a scheduled interest payment, after the grace period, all interest accrued on the bond is written off and no additional interest will be accrued. However, for illiquid or fair valued bonds, if the Adviser’s research indicates a high recovery rate in restructuring, and the Funds expect to hold the bond until the issue is restructured, past due interest may not be written off in its entirety.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2010 (Unaudited)

NOTE 2. Significant Accounting Policies - continued

Dividends and Distributions - Each Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis for the Small and Large Cap Fund.    Each Fund intends to distribute  its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

NOTE 3. Securities Valuation and Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an  inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or Sub-Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2010 (Unaudited)

NOTE 3. Securities Valuation and Fair Value Measurements - continued

the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser or Sub-Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, such as convertible corporate bonds, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser or Sub-Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser or Sub-Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser or Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser or Sub-Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser or Sub-Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser or Sub-Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser or Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2010 (Unaudited)

NOTE 3. Securities Valuation and Fair Value Measurements - continued

The following is a summary of the inputs used at September 30, 2010 in valuing the Small Cap Fund’s investments:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$18,846,386	$-	$-	$18,846,386

Convertible Corporate Bonds	-	970,120	-	970,120

Money Market Securities	908,099	-	-	908,099

Total	$19,754,485	$970,120	$-	$20,724,605
*Refer to the Schedule of Investments for industry classifications.

The following is a summary of the inputs used at September 30, 2010 in valuing the Large Cap Fund’s investments:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$8,797,332	$-	$-	$8,797,332

Money Market Securities	77,587	-	-	77,587

Total	$8,874,919	$-	$-	$8,874,919
*Refer to the Schedule of Investments for industry classifications.

The Funds did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Funds did not hold any derivative instruments during the reporting period.

NOTE 4. Transactions with Affiliates and Related Parties

The Funds’ investments are managed by the Adviser pursuant to the terms of an advisory agreement.  The Adviser has hired the Sub-Adviser to manage the Funds’ assets on a day-to-day basis.  The Sub-Adviser is paid by the Adviser. In accordance with the advisory agreement, the Adviser is entitled to an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of each Fund.  For the six months ended September 30, 2010, the Adviser earned fees, before the waiver described below, of $95,019 and $57,452 from the Small Cap Fund and the Large Cap Fund, respectively.  The Adviser has contractually agreed to waive all or a portion of its fees and/or reimburse expenses of each Fund, but only to the extent necessary to maintain total operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies in which the Funds may invest) at 1.50% of average daily net assets through July 31, 2011.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS - continued
September 30, 2010 (Unaudited)

NOTE 4. Transactions with Affiliates and Related Parties – continued

For the six months ended September 30, 2010, the Adviser waived fees and reimbursed expenses of $52,539 and $55,346 for the Small Cap Fund and Large Cap Fund, respectively. At September 30, 2010, the Adviser, was owed $7,319 by the Small Cap Fund and owes $2,894 to the Large Cap Fund. Each waiver or reimbursement by the Adviser with respect to a Fund may be subject to potential recoupment by the Adviser through March 31, 2014.

The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions, at September 30, 2010, were as follows:

Fund	Amount	Expires March 31,

Small Cap Value Fund	$117,987	2011
	95,763	2012
	122,570	2013
Large Cap Value Fund	$120,417	2011
	94,684	2012
	111,143	2013

Each Fund retains Huntington Asset Services, Inc. (“HASI”), formerly known as Unified Fund Services, Inc, to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. These administrative services also include fund accounting and transfer agency services. For the six months ended September 30, 2010, HASI earned fees of $41,237 and $28,396 from the Small Cap Fund and Large Cap Fund, respectively, for administrative, fund accounting, and transfer agency services. For the six months ended September 30, 2010, HASI was reimbursed $10,715 and $10,885 by the Small Cap Fund and Large Cap Fund, respectively, for out-of-pocket expenses. As of September 30, 2010, HASI was owed $5,813 and $6,838 by the Small Cap Fund and Large Cap Fund, respectively, for administrative services and reimbursement of out-of-pocket expenses. Certain officers of the Trust are members of management and/or employees of HASI. HASI is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Funds.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the six months ended September 30, 2010. The Distributor and HASI are controlled by Huntington Bancshares, Inc. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

Each Fund has adopted a Rule 12b-1 Plan (“Plan” or “Plans”) that allows the Fund to pay an annual fee of 0.25% to financial institutions that provide distribution services and/or shareholder servicing.  The Funds do not currently intend to activate the Plans prior to July 31, 2011.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS - continued
September 30, 2010 (Unaudited)

NOTE 5. Investments

For six months ended September 30, 2010, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

As of September 30, 2010, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

NOTE 6. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7.  Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2010, Dean Wealth Management, LP, for the benefit of its partners, owned 55.93% and 67.75% of the Small Cap Fund and the Large Cap Fund, respectively.  As a result, Dean Wealth Management, LP, an affiliate of the Adviser, may be deemed to control each of the Funds.

NOTE 8. Distributions to Shareholders

Small Cap Fund:

The tax character of distributions paid during the fiscal years ended March 31, 2010 and 2009 was as follows:

	2010	2009
Distributions paid from:
Ordinary income………………….	$ 161,826	$172,875
Long-term capital gains………….	-	40,631
	$ 161,826	$213,506

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS - continued
September 30, 2010 (Unaudited)

NOTE 8. Distributions to Shareholders – continued

Large Cap Fund:

The tax character of distributions paid during the fiscal years ended March 31, 2010 and 2009 was as follows:

	2010	2009
Distributions paid from:
Ordinary income………………….	$128,145	$193,326
	$128,145	$193,326

  As of March 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis are as follows:

	Small Cap Value Fund	Large Cap Value Fund

Undistributed ordinary income	$249,986	$55,456
Capital loss carryforward	(5,363,768)	(5,519,995)
Undistributed long-term realized gain		-
Unrealized appreciation (depreciation)	2,394,656	712,823
	$(2,719,126)	$(4,751,716)
 As of March 31, 2010, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the deferral of losses on wash sales and post-October losses.  As of March 31, 2010 wash sales losses deferred for the Small Cap Fund and the Large Cap Fund were $19,191 and $0, respectively, and post-October losses deferred for the Small Cap Fund and Large Cap Fund were $0 and $83,036, respectively.

NOTE 9. Capital Loss Carryforwards

As of March 31, 2010, for federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains, if any, in the following amounts:

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent  twelve month period ended June 30 are available, without charge, upon request by calling 1-888-899-8343 or on the SEC’s website at http://www.sec.gov.

TRUSTEES
Daniel J. Condon
Kenneth G. Y. Grant
Gary E. Hippenstiel
Nancy V. Kelly
Stephen A. Little
Ronald C. Tritschler

OFFICERS
Melissa K. Gallagher, President
John Swhear, Senior Vice President
Christopher E. Kashmerick, Chief Financial Officer and Treasurer
Tara Pierson, Secretary
Lynn Wood, Chief Compliance Officer

INVESTMENT ADVISOR
DEAN INVESTMENT ASSOCIATES LLC
3500 Pentagon Blvd., Suite 200
Beavercreek, OH. 45431

 DISTRIBUTOR

Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine, LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN

U.S. Bank, N.A.
425 Walnut St.
Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Unified Series Trust

By  */s/ Melissa K. Gallagher
      Melissa K. Gallagher, President

Date:  12/8/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  */s/ Melissa K. Gallagher
      Melissa K. Gallagher, President

Date:  12/8/2010

By  */s/ Christopher E. Kashmerick
      Christopher E. Kashmerick, Treasurer

Date:  12/8/2010

Item 2. Code of Ethics.   NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert.  NOT APPLICABLE- disclosed with annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies.  NOT APPLICABLE – applies to listed companies only

Item 6.  Schedule of Investments.  NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  NOT APPLICABLE – applies to closed-end funds only

Item 8.  Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  NOT APPLICABLE – applies to closed-end funds only

Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.
(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of November 18, 2010, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)                      Not Applicable – filed with annual report

(a)(2)
Certifications  by the  registrant's  principal  executive  officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2under the Investment  Company Act of 1940 are filed herewith.

(a)(3)                      Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith